Exhibit 23.2(a)

                                CONSENT


	Reitler Brown & Rosenblatt LLC, formerly Reitler Brown LLC, hereby consents to the reference to its name in the Reoffer Prospectus included in the Post-Effective Amendment No. 1 to the Registration Statement of Scientific Industries, Inc., on Form S-8, No 333-103501.


Dated: March 19, 2008				Reitler Brown & Rosenblatt LLC
                                          ______________________________
                                          /s/ Reitler Brown & Rosenblatt LLC